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                                THIRD AMENDMENT
                                       TO
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


         THIS THIRD AMENDMENT (the "Third Amendment") is made effective as of January 20, 2000, by PER-SE TECHNOLOGIES, INC., a Delaware corporation formerly known as Medaphis Corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Company has previously adopted the Medaphis Corporation Non-Employee Director Stock Option Plan, as amended (the "Plan"); and

         WHEREAS, the Board of Directors of the Company has duly authorized an amendment of the Plan to reflect the recent name change of the Company and to increase the number of shares available for grant pursuant to the Plan from 33,333 shares (as adjusted to reflect previous stock splits) to 283,333 shares.

         NOW, THEREFORE, the Plan is hereby amended by deleting the name "Medaphis Corporation" from the Plan and replacing such name with the name "Per-Se Technologies, Inc."

         FURTHER, Section 4(a) of the Plan is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

         "The Company has authorized and reserved for issuance upon the exercise of Options pursuant to this Plan an aggregate of 283,333 shares (the "Shares") of Common Stock."

         ; provided, however, that the increase in shares available for grant reflected in the foregoing amendment shall be subject to approval by the stockholders of the Company at the 2000 Annual Meeting of Stockholders, or any adjournment thereof.

         FURTHER, except as specifically amended by this Third Amendment, the Plan shall remain in full force and effect as prior to this Third Amendment.

         IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed as of the day and year first above written.

                                  PER-SE TECHNOLOGIES, INC.



                                  By:/s/ ALLEN W. RITCHIE
                                     ------------------------------------------
                                     Allen W. Ritchie
                                     President and Chief Executive Officer
ATTEST:



By:/s/ RANDOLPH L. M. HUTTO
   ------------------------------
   Randolph L. M. Hutto
   Secretary